                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                       Date of Report:  January 17, 1996


                         AirTouch Communications, Inc.


    Delaware                      1-12342                      94-3213132
(State or other               (Commission File                (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


           One California Street,  San Francisco,  California     94111
--------------------------------------------------------------------------------
                (Address of principal executive offices)        (Zip Code)


   Registrant's telephone number, including area code:         (415) 658-2000

Item 2.  Acquisition or Disposition of Assets.

     On January 17, 1996, AirTouch Services ("ATS"), a wholly-owned subsidiary of AirTouch Communications, Inc. (the "Company"), sold substantially all of the assets formerly held by AirTouch Teletrac (representing the Company's vehicle location and fleet tracking services business) to Teletrac, Inc., a Delaware corporation and an unrelated party ("Teletrac") for an aggregate purchase price of approximately $2.5 million in cash ($1 million of which is payable no later than one year from January 17, 1996) and may receive an additional amount representing payment for certain specified working capital accounts which will be determined based upon an audit not yet concluded.


Item 7.  Financial Statements and Exhibits.

(b)      Pro forma financial information.

                          AIRTOUCH COMMUNICATIONS, INC.
            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements have been prepared based on the historical financial statements of the Company, adjusted to give effect to the sale of substantially all the assets of AirTouch Teletrac, the Company's vehicle location business, on January 17, 1996. These unaudited pro forma condensed financial statements are not necessarily indicative of the results of future operations.

The pro forma condensed statements of income data for the year ended December 31, 1994 and for the nine months ended September 30, 1995 have been prepared as if the transaction described above occurred at the beginning of such periods. Operating results for AirTouch Teletrac have been removed from consolidated results in these pro forma condensed statements of income, affecting the historical consolidated statements of income for the year ended December 31, 1994 and the nine months ended September 30, 1995 as follows: operating revenues were decreased by $15.3 million and $10.2 million, respectively; operating income was increased by $25.0 million and $17.0 million, respectively; and net income was increased by $19.5 million and $13.8 million, respectively.

The pro forma condensed balance sheets as of December 31, 1994 and September 30, 1995 have been presented as if the transaction had been consummated on those respective dates. The after-tax effect of the sale of AirTouch Teletrac assets on the consolidated balance sheets was a decrease in net assets of $22.4 million and $11.9 million as of December 31, 1994 and September 30, 1995, respectively.

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                                              SALE OF ASSETS
                                                                          PRO FORMA ADJUSTMENTS
                                                           AS           ------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          REPORTED          DR             CR        PRO FORMA
                                                         --------       ------------------------    ---------
OPERATING REVENUES:

  Wireless services and other revenues                   $1,139.0       $15.3(2)      $             $1,123.7
  Cellular and paging equipment sales                        96.4                                       96.4
                                                         --------                                   --------
Total Operating Revenues                                  1,235.4                                    1,220.1
                                                         --------                                   --------

OPERATING EXPENSES:

  Cost of revenues                                          155.9                       6.4(2)         149.5
  Cost of cellular and paging equipment sales                99.2                                       99.2
  Selling and customer operations expenses                  389.8                       2.9(2)         386.9
  General, administrative, and other expenses               312.6                      25.4(2)         287.2
  Depreciation and amortization expenses                    205.3                       5.6(2)         199.7
                                                         --------                                   --------
Total Operating Expenses                                  1,162.8                                    1,122.5
                                                         --------                                   --------

OPERATING INCOME                                             72.6                                       97.6

Interest expense                                           (10.3)                       0.2(2)        (10.1)
Minority interests in net income of consolidated
  wireless systems                                         (16.3)                                     (16.3)
Equity in net income (loss) of unconsolidated
  wireless systems:
    Domestic                                                125.4                                      125.4
    International                                          (14.7)                                     (14.7)
Interest income                                              54.7                                       54.7
Miscellaneous income (expense)                              (5.0)         0.8(2)                       (5.8)
                                                         --------                                   --------

INCOME BEFORE INCOME TAXES                                  206.4                                      230.8
Income taxes                                                108.3         4.9(2)                       113.2
                                                         --------                                   --------

NET INCOME                                               $   98.1                                   $  117.6
                                                         ========                                   ========

NET INCOME PER SHARE                                     $   0.20(1)                                $   0.24(1)
                                                         ========                                   ========

Weighted average shares outstanding (in millions)           493.4                                      493.4
                                                         ========                                   ========


 See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1994

                                                                         SALE OF ASSETS
                                                                      PRO FORMA ADJUSTMENTS
                                                            AS        -----------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          REPORTED        DR             CR        PRO FORMA
                                                         --------     -----------------------     ---------
                         ASSETS
Current assets                                           $1,266.3     $ 2.5(3)       $ 4.0(3)     $
                                                                       26.1(5)                     1,290.9

Property, plant, and equipment                            1,560.7                     24.8(3)      1,535.9
Less:  accumulated depreciation                             585.4      10.8(3)                       574.6
                                                         --------                                 --------
Net property, plant, and equipment                          975.3                                    961.3

Investments in unconsolidated wireless systems            1,697.9                                  1,697.9
Intangible assets, net                                      470.5                     16.1(3)        454.4
Deferred charges and other noncurrent assets                 78.0                                     78.0
                                                         --------                                 --------

Total Assets                                             $4,488.0                                 $4,482.5
                                                         ========                                 ========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                      $  529.8       2.3(3)        19.3(4)     $  546.8
Long-term debt                                              120.2       0.1(3)                       120.1
Deferred income taxes                                       209.2                                    209.2
Deferred credits                                             39.4                                     39.4
                                                         --------                                 --------
  Total liabilities                                         898.6                                    915.5
                                                         --------                                 --------

Minority interests in consolidated wireless systems         129.8                                    129.8
                                                         --------                                 --------
Preferred stock ($.01 par value; 50,000,000 shares
  authorized; no shares issued or outstanding)

Common stock ($.01 par value; 1,100,000 shares
  authorized; 493,915,064 shares issued and
  493,792,104 shares outstanding)                             4.9                                      4.9
Additional paid-in capital                                3,730.4                                  3,730.4
Accumulated deficit                                       (290.0)      29.2(3)        26.1(5)
                                                                       19.3(4)                     (312.4)
Cumulative translation adjustment                            11.1                                     11.1
Other                                                         3.2                                      3.2
                                                         --------                                 --------
  Total stockholders' equity                              3,459.6                                  3,437.2
                                                         --------     -----          -----        --------

Total Liabilities and Stockholders' Equity               $4,488.0     $90.3          $90.3        $4,482.5
                                                         ========     =====          =====        ========


 See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                          SALE OF ASSETS
                                                                       PRO FORMA ADJUSTMENTS
                                                        AS         ---------------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)       REPORTED         DR           CR             PRO FORMA
                                                      --------     ---------------------------     ---------
OPERATING REVENUES:
  Wireless services and other revenues                $1,089.6      $10.2(2)        $               $1,079.4
  Cellular and paging equipment sales                     79.9                                          79.9
                                                      --------                                      --------
Total Operating Revenues                               1,169.5                                       1,159.3
                                                      --------                                      --------

OPERATING EXPENSES:
  Cost of revenues                                       149.4                        3.4 (2)          146.0
  Cost of cellular and paging equipment sales             92.9                                          92.9
  Selling and customer operations expenses               368.9                        4.4 (2)          364.5
  General, administrative, and other expenses            284.4                       15.5 (2)          268.9
  Depreciation and amortization expenses                 155.8                        3.9 (2)          151.9
                                                      --------                                      --------
Total Operating Expenses                               1,051.4                                       1,024.2
                                                      --------                                      --------

OPERATING INCOME                                         118.1                                         135.1

Interest expense                                         (4.4)                        0.2 (2)          (4.2)
Minority interests in net income of consolidated
  wireless systems                                      (26.2)                                        (26.2)
Equity in net income (loss) of unconsolidated
  wireless systems:
    Domestic                                             137.0                                         137.0
    International                                       (24.8)                                        (24.8)
Interest income                                           29.3                                          29.3
Miscellaneous income (expense)                           (0.3)                        4.5 (2)            4.2
                                                      --------                                      --------

INCOME BEFORE INCOME TAXES                               228.7                                         250.4
Income taxes                                             108.0        7.9(2)                           115.9
                                                      --------                                      --------

NET INCOME                                            $  120.7                                      $  134.5
                                                      ========                                      ========

NET INCOME PER SHARE                                  $   0.24(1)                                   $   0.27(1)
                                                      ========                                      ========

Weighted average shares outstanding (in millions)        494.6                                         494.6
                                                      ========                                      ========


 See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                 AIRTOUCH COMMUNICATIONS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1995

                                                                           SALE OF ASSETS
                                                                        PRO FORMA ADJUSTMENTS
                                                            AS          ----------------------
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)          REPORTED          DR            CR            PRO FORMA
                                                         --------       ----------------------         ---------
                         ASSETS

Current assets                                           $  544.7       $ 2.5(3)      $ 3.4(3)         $
                                                                         19.8(5)                          563.6

Property, plant, and equipment                            1,954.4                      24.7(3)          1,929.7
Less:  accumulated depreciation                             707.2        13.7(3)                          693.5
                                                         --------                                      --------
Net property, plant, and equipment                        1,247.2                                       1,236.2

Investments in unconsolidated wireless systems            2,313.0                                       2,313.0
Intangible assets, net                                      498.7                      15.4(3)            483.3
Deferred charges and other noncurrent assets                116.9                                         116.9
                                                         --------                                      --------

Total Assets                                             $4,720.5                                      $4,713.0
                                                         ========                                      ========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                      $  462.1         2.8(3)        7.3(4)         $  466.6
Long-term debt                                              121.9         0.1(3)                          121.8
Deferred income taxes                                       251.1                                         251.1
Deferred credits                                             94.9                                          94.9
                                                         --------                                      --------
  Total liabilities                                         930.0                                         934.4
                                                         --------                                      --------

Minority interests in consolidated wireless systems         145.2                                         145.2
                                                         --------                                      --------

Preferred stock ($.01 par value; 50,000,000 shares authorized; no shares issued or outstanding)

Common stock ($.01 par value; 1,100,000 shares
  authorized; 495,330,709 shares issued and
  495,207,749 shares outstanding)                             5.0                                           5.0
Additional paid-in capital                                3,760.7                                       3,760.7
Accumulated deficit                                       (169.3)        24.4(3)       19.8(5)
                                                                          7.3(4)                        (181.2)
Cumulative translation adjustment                            21.3                                          21.3
Other                                                        27.6                                          27.6
                                                         --------                                      --------
  Total stockholders' equity                              3,645.3                                       3,633.4
                                                         --------       -----         -----            --------

Total Liabilities and Stockholders' Equity               $4,720.5       $70.6         $70.6            $4,713.0
                                                         ========       =====         =====            ========


 See explanatory Notes to Pro Forma Condensed Consolidated Financial Statements.

                          AIRTOUCH COMMUNICATIONS, INC.
  EXPLANATORY NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Pro forma net income per share is calculated based on weighted average shares of 493,350,500 and 494,590,129 for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively.

(2) Removes AirTouch Teletrac's consolidated loss from continuing operations, including recorded tax benefits of $4.9 million and $7.9 million, for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively.

(3) Reflects the sale of AirTouch Teletrac's net assets of $31.7 million and $26.9 million on the assumed sale dates of December 31, 1994 and September 30, 1995, respectively.

(4) Reflects the accrual of various settlements and employee-related costs resulting from the disposition of AirTouch Teletrac as of the assumed sale dates of December 31, 1994 and September 30, 1995, respectively.

(5) Reflects the income tax benefit from loss on sale of AirTouch Teletrac assets, based on a statutory tax rate of 41.1% for the year ended December 31,1994 and the nine months ended September 30, 1994 .


(c)   Exhibits.

       None.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AIRTOUCH COMMUNICATIONS, INC.


                          By: /s/ Mohan S. Gyani
                              -------------------------------------
                              Mohan S. Gyani
                              Executive Vice President,
                              Chief Financial Officer


Date:    January 31,  1996